UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 25, 2007

Mobius Management Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 0-24077

Delaware	13-3078745
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

120 Old Post Road, Rye, New York 10580
(Address of Principal Executive Offices)
(Zip Code)

(914) 921-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2007, Mobius Management Systems, Inc. issued a press release announcing, among other things, its preliminary financial results for its fiscal second quarter of 2007. A copy of this press release is attached hereto as Exhibit 99.1. The information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release issued by Mobius Management Systems, Inc. dated January 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2007

                                                            MOBIUS MANAGEMENT SYSTEMS, INC.

                                                            By: /s/ Raymond F. Kunzmann
                            Raymond F. Kunzmann
                            Chief Financial Officer (Principal
                                        Financial and Accounting Officer)